UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) : December 27, 2004

MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2004, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2004-BC1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-112231-04             13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2004 among Merrill Lynch Mortgage Investors, Inc., as depositor, Merrill Lynch Mortgage Lending, Inc., as Seller, Litton Loan Servicing, LP, as servicer, and JPMorgan Chase Bank, as trustee.

     On December 27, 2004 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on December 27, 2004 is filed as
               Exhibit 99.1 hereto.

MERRILL LYNCH MORTGAGE INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2004-BC1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, N.A., not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein



Date: January 3, 2005      By: /s/  Andrew Cooper
                          --------------------------------------------
                          Andrew Cooper
                          Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         December 27, 2004

                                  Exhibit 99.1


             Monthly Certificateholder Statement on December 27, 2004




                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2004-BC1
                                Statement to Certificate Holders
                                     December 27, 2004

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      215,128,000.00    158,392,970.18    13,401,147.03      327,345.47   13,728,492.50    0.00      0.00      144,991,823.15
A1B       11,322,000.00     11,322,000.00             0.00       25,348.70       25,348.70    0.00      0.00       11,322,000.00
A2       206,675,000.00    157,789,785.33     9,181,121.51      327,457.64    9,508,579.15    0.00      0.00      148,608,663.82
M1        34,125,000.00     34,125,000.00             0.00       79,046.77       79,046.77    0.00      0.00       34,125,000.00
M2        27,563,000.00     27,563,000.00             0.00       77,138.12       77,138.12    0.00      0.00       27,563,000.00
M3         9,188,000.00      9,188,000.00             0.00       27,533.37       27,533.37    0.00      0.00        9,188,000.00
B1        14,438,000.00     14,438,000.00             0.00       48,238.96       48,238.96    0.00      0.00       14,438,000.00
B2         6,561,000.00      6,561,000.00             0.00       27,853.27       27,853.27    0.00      0.00        6,561,000.00
R                100.00              0.00             0.00            0.00            0.00    0.00      0.00                0.00
C                  0.00              0.00             0.00            0.00            0.00    0.00      0.00                0.00
P                  0.00              0.00             0.00      595,914.38      595,914.38    0.00      0.00                0.00
TOTALS   525,000,100.00    419,379,755.51    22,582,268.54    1,535,876.68   24,118,145.22    0.00      0.00      396,797,486.97

X        525,000,000.00    283,081,069.55             0.00      471,801.78      471,801.78    0.00      0.00      262,040,195.06
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A      84751PBV0        736.27314985    62.29382986    1.52163117   63.81546103          673.97931999       A1A     2.400000 %
A1B      84751PBW8      1,000.00000000     0.00000000    2.23888889    2.23888889        1,000.00000000       A1B     2.600000 %
A2       84751PBX6        763.46817627    44.42299025    1.58440856   46.00739881          719.04518602       A2      2.410000 %
M1       84751PBZ1      1,000.00000000     0.00000000    2.31638886    2.31638886        1,000.00000000       M1      2.690000 %
M2       84751PCA5      1,000.00000000     0.00000000    2.79861118    2.79861118        1,000.00000000       M2      3.250000 %
M3       84751PCB3      1,000.00000000     0.00000000    2.99666630    2.99666630        1,000.00000000       M3      3.480000 %
B1       84751PCC1      1,000.00000000     0.00000000    3.34111096    3.34111096        1,000.00000000       B1      3.880000 %
B2       84751PCD9      1,000.00000000     0.00000000    4.24527816    4.24527816        1,000.00000000       B2      4.930000 %
R        84751PCE7          0.00000000     0.00000000    0.00000000    0.00000000            0.00000000       R       2.400000 %
TOTALS                    798.81842977    43.01383664    2.92547883   45.93931548          755.80459312

X        84751PBY4        539.20203724     0.00000000    0.89867006    0.89867006          499.12418107       X       2.000000 %
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)                 Scheduled Principal                                                              360,266.32
                                   Principal Prepayments                                                         21,257,671.47
                                   Group 1 Repurchased Principal                                                          0.00
                                   Group 2 Repurchased Principal                                                          0.00
                                   Extra Principal Distribution Amount                                              964,330.75
                                   Prepayment Penalties                                                             595,914.38

Section 4.05(a)(v)                 Total Beginning Number of Loans                                                       2,799
                                   Total Beginning Collateral Balance                                           421,677,645.69
                                   Total Ending Number of Loans                                                          2,658
                                   Total Ending Collateral Balance                                              400,038,238.27

Section 4.05(a)(v)                 Group 1 Beginning Number of Loans                                                     1,491
                                   Group 1 Beginning Collateral Balance                                         222,084,516.67
                                   Group 1 Ending Number of Loans                                                        1,408
                                   Group 1 Ending Collateral Balance                                            209,234,169.27

Section 4.05(a)(v)                 Group 2 Beginning Number of Loans                                                     1,308
                                   Group 2 Beginning Collateral Balance                                         199,593,129.02
                                   Group 2 Ending Number of Loans                                                        1,250
                                   Group 2 Ending Collateral Balance                                            190,804,069.00

Section 4.05(a)                    O/C Amount                                                                     3,240,751.30
                                   Targeted O/C Amount                                                            5,512,593.00
                                   O/C Deficiency Amount                                                          2,271,841.70
                                   O/C Release Amount                                                                     0.00
                                   Monthly Excess Interest                                                          964,330.75
                                   Monthly Excess Cash Flow Amount                                                  964,330.75


Section 4.05(a)(vi)                Servicing Fee                                                                    175,613.14

Section 4.05(a)(viii)              Current Advances                                                                       0.00

Section 4.05(a)(ix)                Cumulative Realized Loss Amount                                                        0.00

                                   Cumulative Class M1 Applied Realized Loss Amount                                       0.00
                                   Cumulative Class M2 Applied Realized Loss Amount                                       0.00
                                   Cumulative Class M3 Applied Realized Loss Amount                                       0.00
                                   Cumulative Class B1 Applied Realized Loss Amount                                       0.00
                                   Cumulative Class B2 Applied Realized Loss Amount                                       0.00

Section 4.05(a)(x)                 Current Realized Loss Amount                                                      21,469.63
                                   Current Class M1 Applied Realized Loss Amount                                          0.00
                                   Current Class M2 Applied Realized Loss Amount                                          0.00
                                   Current Class M3 Applied Realized Loss Amount                                          0.00
                                   Current Class B1 Applied Realized Loss Amount                                          0.00
                                   Current Class B2 Applied Realized Loss Amount                                          0.00

Section 4.05(a)(xi)                                    Loans Delinquent
                                   Group 1
                                                                             Principal
                                  Category              Number                Balance               Percentage
                                  1 Month                        63             9,209,072.20                  4.40 %
                                  2 Month                        21             3,051,208.24                  1.46 %
                                  3 Month                        25             3,484,524.14                  1.67 %
                                  Total                     109                15,744,804.58                  7.53 %
                                   Group 2
                                                                             Principal
                                  Category              Number                Balance               Percentage
                                  1 Month                        36             4,943,455.48                  2.59 %
                                  2 Month                        16             2,940,490.12                  1.54 %
                                  3 Month                        36             4,918,646.79                  2.58 %
                                   Total                         88            12,802,592.39                  6.71 %

                                  Please Note: Delinquency Figures Include Bankruptcies and Foreclosures

Section 4.05(a)(xi)                                    Loans in Foreclosure
                                   Group 1
                                                        Principal
                                   Number               Balance                Percentage
                                            12            1,832,240.03                  0.88 %
                                   Group 2
                                                        Principal
                                   Number               Balance                Percentage
                                            20            3,005,530.84                  1.58 %

Section 4.05(a)(xi)                                    Loans in Bankruptcy
                                   Group 1
                                                        Principal
                                   Number               Balance                Percentage
                                             6              815,418.46                  0.39 %
                                   Group 2
                                                        Principal
                                   Number               Balance                Percentage
                                             3              304,806.57                  0.16 %

Section 4.05(a)(xiii)                                  Loans in REO
                                   Group 1
                                                        Principal
                                   Number               Balance                Percentage
                                             4              750,633.35                  0.36 %
                                   Group 2
                                                        Principal
                                   Number               Balance                Percentage
                                             3              245,281.56                  0.13 %

Section 4.05(a)(xv)                Has the Step Down Trigger Occurred?                                                         NO

                                   Rolling 3 Month Prior Delinquency Percentage                                          3.1453 %

                                   Cumulative Realized Losses as a Percentage of Original Collateral Balance             0.0000 %

Section 4.05(a)(xvi)               Class A1A Interest Carryforward Amount                                                    0.00
                                   Class A1B Interest Carryforward Amount                                                    0.00
                                   Class A2 Interest Carryforward Amount                                                     0.00
                                   Class M1 Interest Carryforward Amount                                                     0.00
                                   Class M2 Interest Carryforward Amount                                                     0.00
                                   Class M3 Interest Carryforward Amount                                                     0.00
                                   Class B1 Interest Carryforward Amount                                                     0.00
                                   Class B2 Interest Carryforward Amount                                                     0.00
                                   Class R Interest Carryforward Amount                                                      0.00

Section 4.05(a)(xvii)              Class A1A Interest Carryover Amount Paid                                                  0.00
                                   Class A1B Interest Carryover Amount Paid                                                  0.00
                                   Class A2 Interest Carryover Amount Paid                                                   0.00
                                   Class M1 Interest Carryover Amount Paid                                                   0.00
                                   Class M2 Interest Carryover Amount Paid                                                   0.00
                                   Class M3 Interest Carryover Amount Paid                                                   0.00
                                   Class B1 Interest Carryover Amount Paid                                                   0.00
                                   Class B2 Interest Carryover Amount Paid                                                   0.00
                                   Class R Interest Carryover Amount Paid                                                    0.00

Section 4.05(a)(xx)                Credit Risk Manager Fee Paid                                                          5,270.97

Section 4.05(a)                    Weighted Average Mortgage Rate for All Loans                                          7.2766 %

                                   Weighted Average Term to Maturity Group 1                                                  340
                                   Weighted Average Term to Maturity Group 2                                                  339

Section 4.05(a)                    Total Class Interest Accrual Relief Act Reduction                                         0.00
                                   Class A1A Interest Accrual Relief Act Reduction                                           0.00
                                   Class A1B Interest Accrual Relief Act Reduction                                           0.00
                                   Class A2 Interest Accrual Relief Act Reduction                                            0.00
                                   Class M1 Interest Accrual Relief Act Reduction                                            0.00
                                   Class M2 Interest Accrual Relief Act Reduction                                            0.00
                                   Class M3 Interest Accrual Relief Act Reduction                                            0.00
                                   Class B1 Interest Accrual Relief Act Reduction                                            0.00
                                   Class B2 Interest Accrual Relief Act Reduction                                            0.00
                                   Class R Interest Accrual Relief Act Reduction                                             0.00

Section 4.05(a)                    Net Prepayment Interest Shortfalls                                                        0.00
                                   Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                        0.00
                                   Class A1B Interest Accrual Prepayment Interest Shortfall Reduction                        0.00
                                   Class A2 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                   Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                   Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                   Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                   Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                   Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                         0.00
                                   Class R Interest Accrual Prepayment Interest Shortfall Reduction                          0.00

                                   Beginning Cap Contract Balance                                                  454,670,788.34
                                   Current Period Cap Contract Amount                                                        0.00
                                   Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                         0.00
                                   Cap Contract Amount Paid to C Class                                                       0.00
                                   Ending Cap Contract Balance                                                     442,379,832.73

Section 4.05(a)                    Class A1A Interest Carryover Amount                                                       0.00
                                   Class A1A Unpaid Interest Carryover Amount                                                0.00

Section 4.05(a)                    Class A1B Interest Carryover Amount                                                       0.00
                                   Class A1B Unpaid Interest Carryover Amount                                                0.00

Section 4.05(a)                    Class A2 Interest Carryover Amount                                                        0.00
                                   Class A2 Unpaid Interest Carryover Amount                                                 0.00

                                   Class M1 Interest Carryover Amount                                                        0.00
                                   Class M1 Unpaid Interest Carryover Amount                                                 0.00

                                   Class M2 Interest Carryover Amount                                                        0.00
                                   Class M2 Unpaid Interest Carryover Amount                                                 0.00

                                   Class M3 Interest Carryover Amount                                                        0.00
                                   Class M3 Unpaid Interest Carryover Amount                                                 0.00

                                   Class B1 Interest Carryover Amount                                                        0.00
                                   Class B1 Unpaid Interest Carryover Amount                                                 0.00

                                   Class B2 Interest Carryover Amount                                                        0.00
                                   Class B2 Unpaid Interest Carryover Amount                                                 0.00

                                   Class R Interest Carryover Amount                                                         0.00
                                   Class R Unpaid Interest Carryover Amount                                                  0.00

Section 4.05(a)                    Available Funds                                                                  23,994,032.62
                                   Interest Remittance Amount                                                        2,376,094.83
                                   Principal Remittance Amount                                                      21,617,937.79

Sec 4.06(ii) Class C Distributable Amount                                                                                   0.00

Interest Earnings on Certificate Account Paid to Seller                                                                 4,736.23

                Copyright  2001 J.P. Morgan Chase & Co. All rights reserved.